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                                                                   EXHIBIT 10.4c


                                 THIRD AMENDMENT
                                     TO THE
                            STERLING CHEMICALS, INC.
              AMENDED AND RESTATED SALARIED EMPLOYEES' PENSION PLAN


                  WHEREAS, there is reserved to Sterling Chemicals, Inc. (the "Company") in Section 15.1 of the Sterling Chemicals, Inc. Amended and Restated Salaried Employees' Pension Plan (the "Plan") the right to amend the Plan;

                  NOW, THEREFORE, the Plan is hereby amended effective as of November 1, 1998, as follows:

         1.       Section 3.2 is amended to read as follows:

                  "Early Retirement Date. A participant's "Early Retirement Date" will be the first day of the month following the month in which he retires from the employ of all the Employers before his Normal Retirement Date, but after he has both attained at least age 55 years and is vested pursuant to
                  Section 2.2. However, a participant who receives Post Benefit Service credit pursuant to Section 17.4(a)(vii) will, upon reaching age 55, be deemed to have terminated his employment on having reached such date."

         2. A new subparagraph (vii) is added to Section 17.4(a) to read as follows:

                  If a participant between the ages of 54 and 55 is involuntarily terminated by an Employer other than for cause as part of a formal reduction in force or layoff program, the participant will continue to receive Post Benefit Service credit until he attains the age of 55; provided, however, there shall be no duplication of Post Benefit Service that is credited for the same period of time under any other provision of the Plan.

                  All terms used herein that are defined in the Plan shall have the same meanings given to such terms in the Plan, except as otherwise expressly provided herein.

                  Except as amended and modified hereby, the Plan shall continue in full force and effect and the Plan and this amendment shall be read, taken and construed as one and the same instrument.

                  This amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument which may be evidenced by any one counterpart.

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                  IN WITNESS WHEREOF, the Company has executed this instrument this _______________, 1999, effective for all purposes as provided above.

                                         STERLING CHEMICALS, INC.


                                         By:
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                                         Name:
                                                -------------------------------
                                         Title:
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